MUNIYIELD
                                                                CALIFORNIA
                                                                INSURED
                                                                FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 2000

                                      MUNIYIELD CALIFORNIA INSURED FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholder are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniYield California Insured Fund II, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.805 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $14.24. Over the same period, the total investment return on the Fund's Common Stock was +15.28%, based on a change in per share net asset value from $13.14 to $14.24, and assuming reinvestment of $0.807 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +10.13%, based on a change in per share net asset value from $13.32 to $14.24, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.36%; Series B, 3.49%; and Series C, 3.57%.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six-month period ended October 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates, and we believed that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to October brought extreme volatility to the municipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of October although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation.

As a result of this volatility, we restructured the Fund with higher coupons that were not available in a lower interest rate environment. The coupons increased the income of the Fund and produced a generous yield for shareholders.


                                     2 & 3

                    MuniYield California Insured Fund II, Inc., October 31, 2000

It also provided us the opportunity to be in a trading range in which we sought to enhance the Fund's total return.

Going forward, we will seek to take advantage of any backup in interest rates to invest the Fund's cash to increase the Fund's tax-exempt income and extend duration. This will position the Fund to take advantage of anticipated lower interest rates in the future, as the result of an impending economic slowdown and a potential easing in the Federal Funds rate.

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 27, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                  S&P      Moody's   Face
STATE             Ratings  Ratings   Amount   Issue                                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
California--96.9%   AAA      Aaa    $ 3,500   ABAG Finance Authority for Nonprofit Corporations, California, COP
                                              (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                   $  3,691
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      3,000   Alameda County, California, Water District Revenue Refunding Bonds,
                                              4.75% due 6/01/2020 (i)                                                          2,735
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      1,985   Arcadia, California, Unified School District, GO, Series B, 6.50% due
                                              7/01/2015 (c)                                                                    2,184
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      3,675   Bakersfield, California, COP, Refunding (Convention Center Expansion
                                              Project), 5.80% due 4/01/2017 (i)                                                3,837
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      1,450   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due
                                              4/01/2015 (i)                                                                    1,625
                    ----------------------------------------------------------------------------------------------------------------
                                              California Community College Financing Authority, Lease Revenue Bonds,
                                              Series A (i):
                    AAA      Aaa      3,215     5.95% due 12/01/2022                                                           3,412
                    AAA      Aaa      1,100     6% due 12/01/2029                                                              1,166
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aa2      6,100   California Educational Facilities Authority Revenue Bonds, Trust Receipt,
                                              AMT, Class R, Series 11, 6.918% due 4/01/2028 (a)(k)                             6,028
                    ----------------------------------------------------------------------------------------------------------------
                                              California Educational Facilities Authority, Revenue Refunding Bonds:
                    NR*      Aa1      3,000     (Claremont McKenna College), 5% due 11/01/2029                                 2,804
                    NR*      Aa2      2,750     RIB, Series 147, 6.89% due 10/01/2027 (k)                                      2,769
                    ----------------------------------------------------------------------------------------------------------------
                                              California HFA, Home Mortgage Revenue Bonds, AMT:
                    AAA      Aaa      1,395     Series E, 6.15% due 8/01/2025 (i)                                              1,405
                    AA-      Aa2      1,965     Series F-1, 7% due 8/01/2026 (d)                                               2,007
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1+   3,000   California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series A,
                                              4.45% due 2/01/2026 (l)                                                          3,000
                    ----------------------------------------------------------------------------------------------------------------
                    A+       Aa2      3,750   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.351% due
                                              8/01/2023 (d)(k)                                                                 3,994
                    ----------------------------------------------------------------------------------------------------------------
                                              California Health Facilities Finance Authority Revenue Bonds
                                              (Kaiser Permanente), RIB (g)(k):
                    AAA      NR*      8,750     Series 26, 6.87% due 6/01/2022                                                 8,866
                    NR*      Aaa      6,625     Series 152, 6.89% due 6/01/2022                                                6,713
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     4 & 5

                    MuniYield California Insured Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                  S&P      Moody's   Face
STATE             Ratings  Ratings   Amount   Issue                                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
California                                    California Health Facilities Finance Authority, Revenue Refunding Bonds
(continued)                                   (Adventist Hospital), VRDN (i)(l):
                    A1+     VMIG1+  $   200     Series A, 4.40% due 9/01/2028                                               $    200
                    A1+     VMIG1+      450     Series B, 4.40% due 9/01/2028                                                    450
                    A1+     VMIG1+      365     Series C, 4.40% due 9/01/2015                                                    365
                    ----------------------------------------------------------------------------------------------------------------
                                              California Pollution Control Financing Authority, PCR, Refunding
                                              (Pacific Gas and Electric), VRDN (l):
                    A1+     NR*       1,000     AMT, Series C, 4.45% due 11/01/2026                                            1,000
                    A1+     NR*       2,800     Series C, 4.45% due 11/01/2026                                                 2,800
                    A1+     NR*       2,500     Series D, 4.40% due 11/01/2026                                                 2,500
                    A1+     NR*       4,700     Series E, 2.75% due 11/01/2026                                                 4,700
                    A1+     NR*         800     Series F, 4.40% due 11/01/2026                                                   800
                    ----------------------------------------------------------------------------------------------------------------
                                              California Pollution Control Financing Authority, PCR, Refunding
                                              (Southern California Edison Company), VRDN (l):
                    A1      VMIG1+    8,700     Series A, 4.55% due 2/28/2008                                                  8,700
                    A1      P1        4,700     Series C, 4.55% due 2/28/2008                                                  4,700
                    A1      P1        2,000     Series D, 4.55% due 2/28/2008                                                  2,000
                    ----------------------------------------------------------------------------------------------------------------
                                              California Rural Home Mortgage Finance Authority, S/F Mortgage
                                              Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                    AAA     NR*       4,305     Series A, 6.35% due 12/01/2029 (e)(f)                                          4,754
                    AAA     NR*       4,905     Series A, 5.40% due 12/01/2030 (f)                                             4,752
                    NR*     Aaa       1,000     Series A-1, 6.90% due 12/01/2024 (e)(h)                                        1,078
                    AAA     NR*       3,565     Series B, 6.25% due 12/01/2031 (f)                                             3,743
                    ----------------------------------------------------------------------------------------------------------------
                                              California State, GO:
                    AAA     Aaa      18,000     6.25% due 10/01/2019 (i)                                                      19,011
                    AAA     Aaa       4,000     4.50% due 12/01/2021 (c)                                                       3,473
                    AAA     Aaa      17,500     4.50% due 12/01/2024 (c)                                                      15,012
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       8,675   California State Public Works Board, Lease Revenue Refunding Bonds
                                              (Department of Corrections), Series B, 5.625% due 11/01/2016 (i)                 9,023
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,375   California State University and Colleges, Housing System Revenue
                                              Refunding Bonds, 5.90% due 11/01/2021 (c)                                        2,494
                    ----------------------------------------------------------------------------------------------------------------
                                              California Statewide Communities Development Authority, COP:
                    NR*     VMIG1+    4,775     (Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (l)           4,775
                    AAA     Aaa      11,100     (Kaiser Permanente), 5.30% due 12/01/2015 (g)                                 11,307
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa       3,520   California Statewide Communities Development Authority, Revenue
                                              Refunding Bonds, RIB, Series 151, 6.89% due 8/01/2011 (a)(k)                     4,003
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       1,200   Calleguas--Las Virgines, California, Public Financing Authority, Installment
                                              Purchase Revenue Refunding Bonds (Las Virgines Municipal Water District),
                                              5% due 11/01/2023 (g)                                                            1,139
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       4,600   Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres
                                              Redevelopment Project Area Number 1), 5.75% due 11/01/2030 (i)                   4,745
                   ----------------------------------------------------------------------------------------------------------------
                                              Chaffey, California, Unified High School District, GO, Series B (c):
                    AAA     Aaa       2,230     5.50% due 8/01/2012                                                            2,381
                    AAA     Aaa       1,330     5.50% due 8/01/2013                                                            1,410
                    ----------------------------------------------------------------------------------------------------------------
                                              Coalinga, California, Public Financing Authority, Local Obligation Revenue
                                              Refunding Bonds, Senior Lien, Series A (a):
                    AAA     Aaa         495     5.75% due 9/15/2015                                                              543
                    AAA     Aaa       1,270     6% due 9/15/2018                                                               1,404
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      10,480   Contra Costa County, California, COP, Refunding (Merrithew Memorial
                                              Hospital Project), 5.375% due 11/01/2017 (i)                                    10,610
                    ----------------------------------------------------------------------------------------------------------------
                                              El Monte, California, City School District, GO, Refunding, Series A (g):
                    AAA     Aaa       1,000     6.25% due 5/01/2020                                                            1,097
                    AAA     Aaa       1,500     6.25% due 5/01/2025                                                            1,634
                    ----------------------------------------------------------------------------------------------------------------
                                              Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                              (Southwest Industrial Park Project) (i):
                    AAA     Aaa       4,120     4.75% due 9/01/2026                                                            3,670
                    AAA     Aaa       5,795     5.20% due 9/01/2030                                                            5,590
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,545   Imperial Irrigation District, California, Electric Revenue Refunding Bonds,
                                              5% due 11/01/2018 (i)                                                            2,469
                    ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                              Refunding Bonds:
                    AAA     Aaa       1,500     (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                              1,617
                    AAA     Aaa       3,500     (Bunker Hill), Series H, 6.50% due 12/01/2016 (g)                              3,773
                    AAA     Aaa       2,395     (Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)           2,535
                    ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Department of Airports, Airport Revenue Bonds,
                                              AMT (c):
                    AAA     Aaa       1,000     (Los Angeles International Airport), Series D, 5.50% due 5/15/2007             1,046
                    AAA     Aaa       1,000     (Los Angeles International Airport), Series D, 5.625% due 5/15/2012            1,035
                    AAA     Aaa       2,500     (Ontario International Airport), Series A, 6% due 5/15/2017                    2,603
                    ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Department of Water and Power, Electric Plant
                                              Revenue Refunding Bonds (i):
                    AAA     Aaa       3,400      5.50% due 2/15/2014                                                           3,494
                    AAA     Aaa       3,000      6% due 2/15/2016                                                              3,159
                    AAA     Aaa       2,000      5.875% due 2/15/2020                                                          2,060
                    AAA     Aaa       2,500      6% due 2/15/2030                                                              2,582
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa       7,000   Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts,
                                              AMT, Class R, Series 7, 8.34% due 11/01/2026 (i)(k)                              7,808
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,930   Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C,
                                              4% due 6/01/2016 (i)                                                             2,515
                    ----------------------------------------------------------------------------------------------------------------
                                              Los Angeles County, California, Metropolitan Transportation Authority,
                                              Sales Tax Revenue Refunding Bonds:
                    AAA     Aaa       4,425      Proposition A, First Tier, Senior Series C, 5% due 7/01/2026 (a)              4,169
                    AAA     Aaa       5,000      Proposition C, Second Series, Series A, 4.75% due 7/01/2026 (g)               4,456
                    ----------------------------------------------------------------------------------------------------------------
                    AA      Aa2         500   Los Gatos--Saratoga, California, Joint Union High School District, GO,
                                              Series A, 4.375% due 10/01/2023                                                    420
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       1,500   M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan
                                              Project), Series D, 6.75% due 7/01/2020 (b)(i)                                   1,774
                    ----------------------------------------------------------------------------------------------------------------


                                      6 & 7

                    MuniYield California Insured Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                  S&P      Moody's   Face
STATE             Ratings  Ratings   Amount   Issue                                                                          Value
====================================================================================================================================
California          AAA     Aaa     $ 2,200   Madera, California, Redevelopment Agency, Tax Allocation Bonds
(concluded)                                   (Tax Allocation Redevelopment Project), 4.75% due 9/01/2028 (g)               $  1,938
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*       1,500   Madera County, California, COP, Refunding (Valley Children's Hospital
                                              Project), 4.75% due 3/15/2018 (i)                                                1,384
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,000   Metropolitan Water District of Southern California, Waterworks
                                              Revenue Bonds, Series A, 5% due 7/01/2030                                        1,871
                    ----------------------------------------------------------------------------------------------------------------
                    A1+     NR*       7,500   Metropolitan Water District of Southern California, Waterworks Revenue
                                              Refunding Bonds, VRDN, Series B-1, 4.40% due 7/01/2035 (l)                       7,500
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       4,960   Modesto, California, Public Financing Authority, Lease Revenue Refunding
                                              Bonds (Capital Improvements and Refinancing Project), 4.75% due
                                              9/01/2024 (a)                                                                    4,439
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*       2,000   Natomas, California, Unified School District, GO, Refunding, 5.25% due
                                              9/01/2016 (c)                                                                    2,026
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       5,715   Newhall, California, School District, GO, Series A, 6.40% due 5/01/2025 (g)      6,317
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa         965   Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds,
                                              INFLOS, 7.459% due 9/01/2019 (i)(k)                                              1,014
                    ----------------------------------------------------------------------------------------------------------------
                                              Oakland, California, State Building Authority, Lease Revenue Bonds
                                              (Elihu M. Harris), Series A (a):
                    AAA     Aaa       1,000     5.50% due 4/01/2011                                                            1,062
                    AAA     Aaa       2,000     5.50% due 4/01/2014                                                            2,092
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,360   Orchard, California, School District, GO, Series A, 6.50% due
                                              8/01/2005 (c)(j)                                                                 2,638
                    ----------------------------------------------------------------------------------------------------------------
                    A+      A1        2,000   Pasadena, California, COP, Refunding (Old Pasadena Parking Facility
                                              Project), 6.25% due    1/01/2018                                                 2,242
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       7,500   Pioneers Memorial Hospital District, California, GO, Refunding,
                                              6.50% due 10/01/2024 (a)                                                         8,150
                    ----------------------------------------------------------------------------------------------------------------
                    AAAr    Aaa       5,000   Port Oakland, California, RITR, AMT, Class R, Series 5, 7.375% due
                                              11/01/2012 (c)(k)                                                                5,543
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       3,755   Poway, California, Unified School District, Special Tax Refunding Bonds
                                              (Community Facilities District No. 1), 4.75% due 10/01/2023 (i)                  3,368
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa       2,250   Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                                              Refunding Bonds, RIB, Series 148, 7.29% due 6/01/2016 (i)(k)                     2,517
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       5,000   Roseville, California, Special Tax Refunding Bonds (Community Facilities
                                              District 1-Northwest), 4.75% due 9/01/2020 (g)                                   4,556
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       5,000   San Diego, California, IDR, Refunding (San Diego Gas & Electric Company),
                                              Series C, 5.90% due 9/01/2018 (g)                                                5,161
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       1,500   San Diego, California, Public Facilities Financing Authority, Sewer
                                              Revenue Bonds, Series B, 5% due 5/15/2029 (c)                                    1,405
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       5,200   San Diego County, California, COP (Salk Institute for Bio Studies),
                                              5.75% due 7/01/2031 (i)                                                          5,358
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       1,500   San Diego County, California, Water Authority, COP, Series A, 4.75%
                                              due 5/01/2028 (c)                                                                1,328
                    ----------------------------------------------------------------------------------------------------------------
                                              San Francisco, California, City and County Airport Commission,
                                              International Airport Revenue Bonds, Second Series:
                    AAA     Aaa       3,500     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                          3,739
                    AAA     Aaa       3,000     AMT, Issue 6, 6.50% due 5/01/2018 (a)                                          3,205
                    AAA     Aaa       2,000     AMT, Issue 6, 6.60% due 5/01/2020 (a)                                          2,134
                    AAA     Aaa       2,265     AMT, Issue 22, 4.70% due 5/01/2014 (a)                                         2,155
                    AAA     Aaa       2,500     AMT, Issue 22, 4.75% due 5/01/2023 (a)                                         2,201
                    AAA     Aaa       3,000     Issue 12-B, 5.625% due 5/01/2021 (c)                                           3,048
                    AAA     Aaa       4,660     Issue 21, 4.50% due 5/01/2023 (i)                                              4,014
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       6,000   San Francisco, California, City and County Airport Commission, International
                                              Airport Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due
                                              5/01/2026 (i)                                                                    5,117
                    ----------------------------------------------------------------------------------------------------------------
                                              San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                                              Refunding Bonds (George R. Moscone Convention Center) (g):
                    AAA     Aaa       2,800     6.75% due 7/01/2015                                                            3,066
                    AAA     Aaa       3,050     6.75% due 7/01/2024                                                            3,333
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       3,170   San Francisco State University, California, Revenue Bonds (Student Union),
                                              Series B, 4.20% due 11/01/2023 (i)                                               2,606
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       4,560   San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged
                                              Area Redevelopment Project), 4.75% due 8/01/2029 (a)                             4,027
                    ----------------------------------------------------------------------------------------------------------------
                                              San Mateo County, California, Joint Powers Authority, Lease Revenue
                                              Refunding Bonds (Capital Projects Program):
                    AAA     Aaa       2,450     5.125% due 7/01/2018 (i)                                                       2,449
                    AAA     Aaa       4,250     Series A, 4.75% due 7/15/2023 (g)                                              3,814
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       1,600   San Mateo County, California, Transportation District, Sales Tax Revenue
                                              Refunding Bonds, Series A, 5.25% due 6/01/2019 (i)                               1,609
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       3,430   Santa Ana, California, Financing Authority, Lease Revenue Bonds
                                              (Police Administration and Holding Facility), Series A, 6.25% due
                                              7/01/2024 (i)                                                                    3,866
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,595   Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds
                                              (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)                      2,589
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       2,500   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                              (VMC Facility Replacement Project), Series A, 7.75% due 11/15/2011 (a)           3,196
                    ----------------------------------------------------------------------------------------------------------------
                                              Walnut, California, Public Financing Authority, Tax Allocation Revenue
                                              Refunding Bonds (i):
                    AAA     NR*         580     6.50% due 9/01/2002 (j)                                                          616
                    AAA     Aaa         920     6.50% due 9/01/2022                                                              968
====================================================================================================================================
Puerto Rico--1.5%   NR*     Aaa       5,000   Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.39% due
                                              8/01/2012 (g)(k)                                                                 5,819
====================================================================================================================================
                    Total Investments (Cost--$375,042)--98.4%                                                                385,094
                    Other Assets Less Liabilities--1.6%                                                                        6,380
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $391,474
                                                                                                                            ========
====================================================================================================================================

 (a)   AMBAC Insured.
 (b)   Escrowed to maturity.
 (c)   FGIC Insured.
 (d)   FHA Insured.
 (e)   FHLMC Collateralized.
 (f)   FNMA/GNMA Collateralized.
 (g)   FSA Insured.
 (h)   GNMA Collateralized.
 (i)   MBIA Insured.
 (j)   Prerefunded.
 (k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
 (l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
  *    Not Rated.
  + Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.


                                      8 & 9

                    MuniYield California Insured Fund II, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of October 31, 2000
====================================================================================================================================
Assets:             Investments, at value (identified cost--$375,042,441) ............................                  $385,093,929
                    Cash .............................................................................                        45,220
                    Receivables: .....................................................................
                       Interest ......................................................................   $  6,713,074
                       Securities sold ...............................................................        115,000      6,828,074
                                                                                                         ------------
                    Prepaid expenses and other assets ................................................                        40,972
                                                                                                                        ------------
                    Total assets .....................................................................                   392,008,195
                                                                                                                        ------------
====================================================================================================================================
Liabilities:        Payables:
                       Dividends to shareholders .....................................................        224,231
                       Investment adviser ............................................................        159,648        383,879
                                                                                                         ------------
                    Accrued expenses .................................................................                       150,269
                                                                                                                        ------------
                    Total liabilities ................................................................                       534,148
                                                                                                                        ------------
====================================================================================================================================
Net Assets:         Net assets .......................................................................                  $391,474,047
                                                                                                                        ============
====================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized):
                       Preferred Stock, par value $.10 per share (5,200 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ...........                  $130,000,000
                       Common Stock, par value $.10 per share (18,359,120 shares
                       issued and outstanding) .......................................................   $  1,835,912
                    Paid-in capital in excess of par .................................................    263,746,850
                    Undistributed investment income--net .............................................      1,944,568
                    Accumulated realized capital losses on investments--net ..........................     (9,635,039)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net .................................................................     (6,469,732)
                    Unrealized appreciation on investments--net ......................................     10,051,488
                                                                                                         ------------
                    Total--Equivalent to $14.24 net asset value per share of Common
                    Stock (market price--$13.625) ....................................................                   261,474,047
                                                                                                                        ------------
                    Total capital ....................................................................                  $391,474,047
                                                                                                                        ============
====================================================================================================================================

               *  Auction Market Preferred Stock.

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 2000
====================================================================================================================================
Investment          Interest and amortization of premium and discount earned .........................                 $ 21,076,391
Income:
====================================================================================================================================
Expenses:           Investment advisory fees .........................................................   $ 1,891,880
                    Commission fees ..................................................................       331,526
                    Professional fees ................................................................        79,266
                    Accounting services ..............................................................        78,583
                    Transfer agent fees ..............................................................        60,152
                    Directors' fees and expenses .....................................................        30,130
                    Listing fees .....................................................................        28,303
                    Printing and shareholder reports .................................................        26,752
                    Custodian fees ...................................................................        20,604
                    Pricing fees .....................................................................        15,401
                    Other ............................................................................        33,221
                                                                                                         -----------
                    Total expenses ...................................................................                    2,595,818
                                                                                                                       ------------
                    Investment income--net ...........................................................                   18,480,573
                                                                                                                       ------------
====================================================================================================================================
Realized &          Realized loss on investments--net ................................................                   (9,635,039)
Unrealized          Change in unrealized appreciation/depreciation on investments--net ...............                   30,763,983
Gain (Loss) on                                                                                                         ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations .............................                 $ 39,609,517
                                                                                                                       ============
====================================================================================================================================

                    See Notes to Financial Statements.


                                    10 & 11

                    MuniYield California Insured Fund II, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended October 31,
                                                                                                     ------------------------------
                   Increase (Decrease) in Net Assets:                                                      2000            1999
===================================================================================================================================
Operations:        Investment income--net ........................................................     $18,480,573     $ 18,738,440
                   Realized loss on investments--net .............................................      (9,635,039)      (1,192,946)
                   Change in unrealized appreciation/depreciation on investments--net ............      30,763,983      (42,458,713)
                                                                                                       -----------     ------------
                   Net increase (decrease) in net assets resulting from operations ...............      39,609,517      (24,913,219)
                                                                                                       -----------     ------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to      Common Stock ...............................................................     (14,801,729)     (15,883,092)
Shareholders:         Preferred Stock ............................................................      (4,504,460)      (2,691,092)
                   Realized gain on investments--net:
                      Common Stock ...............................................................              --       (6,023,067)
                      Preferred Stock ............................................................              --       (1,039,332)
                   In excess of realized gain on investments--net:
                      Common Stock ...............................................................              --       (5,515,839)
                      Preferred Stock ............................................................              --         (951,806)
                                                                                                       -----------     ------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders ...............................................................     (19,306,189)     (32,104,228)
                                                                                                       -----------     ------------
===================================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions:      of dividends and distributions ................................................         198,010        4,321,286
                                                                                                       -----------     ------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets .......................................      20,501,338      (52,696,161)
                   Beginning of year .............................................................     370,972,709      423,668,870
                                                                                                       -----------     ------------
                   End of year* ..................................................................     $391,474,047    $370,972,709
                                                                                                       ============    ============
===================================================================================================================================
                  *Undistributed investment income--net ..........................................     $ 1,944,568     $  2,770,184
                                                                                                       ============    ============
===================================================================================================================================

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived
                  from information provided in the financial statements.                   For the Year Ended October 31,
                                                                            -------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2000        1999       1998       1997          1996
===================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $  13.14   $  16.25    $  15.70   $  15.04     $  14.92
Operating                                                                   --------   --------    --------   --------     --------
Performance:      Investment income--net ................................       1.02       1.03        1.08       1.10         1.10
                  Realized and unrealized gain (loss) on investments--net       1.14      (2.37)        .63        .68          .13
                                                                            --------   --------    --------   --------     --------
                  Total from investment operations ......................       2.16      (1.34)       1.71       1.78         1.23
                                                                            --------   --------    --------   --------     --------
                  Less dividends and distributions to Common Stock
                  shareholders:
                    Investment income--net ..............................       (.81)      (.87)       (.86)      (.88)        (.87)
                    Realized gain on investments--net ...................         --       (.33)       (.05)        --@          --
                    In excess of realized gain on investments--net ......         --       (.31)         --         --           --
                                                                            --------   --------    --------   --------     --------
                  Total dividends and distributions to Common Stock
                  shareholders ..........................................       (.81)     (1.51)       (.91)      (.88)        (.87)
                                                                            --------   --------    --------   --------     --------
                  Capital charge resulting from issuance of Common Stock          --         --          --       (.01)          --
                                                                            --------   --------    --------   --------     --------
                  Effect of Preferred Stock activity:
                    Dividends and distributions to Preferred Stock
                    shareholders:
                      Investment income--net ............................       (.25)      (.15)       (.20)      (.23)        (.24)
                      Realized gain on investments--net .................         --       (.06)       (.05)        --@          --
                      In excess of realized gain on investments--net ....         --       (.05)         --         --           --
                                                                            --------   --------    --------   --------     --------
                  Total effect of Preferred Stock activity ..............       (.25)      (.26)       (.25)      (.23)        (.24)
                                                                            --------   --------    --------   --------     --------
                  Net asset value, end of year ..........................   $  14.24   $  13.14    $  16.25   $  15.70     $  15.04
                                                                            ========   ========    ========   ========     ========
                  Market price per share, end of year ...................   $ 13.625   $12.6875    $16.0625   $15.0625     $ 14.125
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Total             Based on market price per share .......................      14.23%    (12.83%)     13.04%     13.20%       14.52%
Investment                                                                  ========   ========    ========   ========     ========
Return:*          Based on net asset value per share ....................      15.28%    (10.76%)      9.72%     10.82%        7.26%
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Ratios Based      Total expenses** ......................................       1.04%      1.02%        .96%      1.00%        1.02%
on Average Net                                                              ========   ========    ========   ========     ========
Assets Of         Total investment income--net** ........................       7.43%      6.86%       6.84%      7.35%        7.35%
Common Stock:                                                               ========   ========    ========   ========     ========
                  Amount of dividends to Preferred Stock shareholders ...       1.81%       .98%       1.27%      1.52%        1.62%
                                                                            ========   ========    ========   ========     ========
                  Investment income--net, to Common Stock shareholders ..       5.62%      5.88%       5.57%      5.83%        5.73%
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Ratios Based
on Total          Total expenses ........................................        .68%       .69%        .66%       .68%         .69%
Average Net                                                                 ========   ========    ========   ========     ========
Assets:**+        Total investment income--net ..........................       4.88%      4.65%       4.72%      4.97%        4.99%
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Ratios Based      Dividends to Preferred Stock shareholders .............       3.46%      2.08%       2.80%      3.20%        3.43%
on Average Net                                                              ========   ========    ========   ========     ========
Assets Of
Preferred Stock:
===================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of year
Data:             (in thousands) ........................................   $261,474   $240,973    $293,669   $283,661     $190,653
                                                                            ========   ========    ========   ========     ========
                  Preferred Stock outstanding, end of year (in thousands)   $130,000   $130,000    $130,000   $130,000     $ 90,000
                                                                            ========   ========    ========   ========     ========
                  Portfolio turnover ....................................      78.52%     86.51%     103.93%     85.35%      119.52%
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Leverage:         Asset coverage per $1,000 .............................   $  3,011   $  2,854    $  3,259   $  3,182     $  3,118
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================
Dividends Per     Series A--Investment income--net ......................   $    879   $    493    $    734   $    809     $    870
Share On                                                                    ========   ========    ========   ========     ========
Preferred
Stock             Series B--Investment income--net ......................   $    838   $    555    $    672   $    821     $    844
Outstanding:++                                                              ========   ========    ========   ========     ========
                  Series C--Investment income--net ......................   $    884   $    503    $    697   $    574           --
                                                                            ========   ========    ========   ========     ========
===================================================================================================================================

             *    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            **    Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
             +    Includes Common and Preferred Stock average net assets.
            ++    The Fund's Preferred Stock was issued on November 30, 1992
                  (Series A and B) and January 27, 1997 (Series C).
             @    Amount is less than $.01 per share.

                  See Notes to Financial Statements.


                                    12 & 13

                    MuniYield California Insured Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due to primarily differing tax treatments for future transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $272,567,958 and $299,719,070, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                  Losses                Gains
--------------------------------------------------------------------------------
Long-term investments .................         $(9,256,921)         $10,051,488
Financial futures contracts ...........            (378,118)                  --
                                                -----------          -----------
Total .................................         $(9,635,039)         $10,051,488
                                                ===========          ===========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,051,488, of which $12,532,297 related to appreciated securities and $2,480,809 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $375,042,441.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 increased by 14,174 and 277,909, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per


                                    14 & 15

                    MuniYield California Insured Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.10%; Series B, 3.85%; and Series C, 3.30%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $112,715 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carry forward of approximately $14,862,000, of which $4,997,000 expires in 2007 and $9,865,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................                  82.1%
AA/Aa ...............................................                   4.6
A/A .................................................                   0.6
Other* ..............................................                  11.1
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                    16 & 17

                    MuniYield California Insured Fund II, Inc., October 31, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholder on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA


                                    18 & 19

MuniYield California Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16388--10/00

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